UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 27, 2020

Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
111 Boland Street, Suite 301
Fort Worth, Texas 76107
(Address of principal executive office) (Zip Code)
(817) 921-1889
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events

Lonestar Resources US Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 (Release No. 34-88318) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) due to circumstances related to the 2019 coronavirus disease (“COVID-19”).

During the week of March 22, 2020, Tarrant County, Dallas County and Denton County (all counties in the state of Texas) issued various orders limiting the Company's ability to conduct its normal business operations, including orders to "shelter-in-place". The Company’s headquarters, officers, corporate, legal and accounting personnel, as well as certain of the Company's professional advisors are all located in these counties. The disruptions in staffing, communications and access to personnel have resulted in delays, limited support and insufficient review. This has, in turn, delayed the Company’s ability to complete its financial reporting process and prepare the Report.

Notwithstanding the foregoing, the Company expects to file the Report on or near April 15, 2020 but, in any event, no later than May 14, 2020 (which is 45 days from the Report’s original filing deadline of March 30, 2020).

In light of the COVID-19 pandemic, the Company will be including the following Risk Factor in the Report, as may be updated to reflect subsequent events impacting the Company:

Public health threats could have an adverse effect on our operations and financial results.

Public health threats and other highly communicable diseases, outbreaks of which have already occurred in various parts of the world, could adversely impact our operations, the operations of our customers and the global economy.

In particular, the outbreak in 2020 of a novel coronavirus (COVID-19) has resulted in quarantines, restrictions on travel and a decrease in economic activity across the world. The COVID-19 pandemic may have a material adverse effect on the demand for hydrocarbons, the prices at which we are able to sell hydrocarbons, our ability to obtain hedges for commodities, our ability to secure capital necessary to finance our business, our ability to comply with contractual obligations and covenants, our access to key employees, advisors and personnel and our business generally. No assurance can be given that they will not have such an effect, or that any further spread of COVID-19 will not have a material adverse effect on our business, operations and financial results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: March 27, 2020	By:	/s/ Gregory R. Packer
	Name:	Gregory R. Packer
	Title:	Vice President, General Counsel & Corporate Secretary

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